Exhibit 99.1

1 2022 APRIL INVESTOR PRESENTATION NASDAQ: TIVC Electrons as Medicine TARGETING INFLAMMATORY RESPONSES WITH BIOELECTRONIC MEDICINE

2 This presentation contains forward - looking statements . All statements other than statements of historical facts contained in this presentation may be forward - looking statements . Statements regarding our future results of operations and financial position, economic performance, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, acquisition strategies, investments, and future capital expenditures are all forward looking statements . Without limiting the generality of the foregoing, words such as “may,” “will,” “should,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “target,” “project,” “might,” “plan,” “predict” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward - looking statements . We caution you that any such forward - looking statements are not guarantees of future performance, and are subject to risks, assumptions and uncertainties that are difficult to predict and beyond our ability and control . Although we believe that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Any differences could be caused by a number of factors, including but not limited to : our anticipated needs for working capital ; our ability to secure additional financing ; regulatory or legal developments in the United States and other countries ; our expectation regarding timing, costs, conduct and development of our product candidates ; and our efforts to expand our products and business . Many of the important factors that will determine these results are beyond our ability to control or predict . Accordingly, you should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward - looking statement, whether as a result of new information, future developments or otherwise . New factors emerge from time to time, and it is not possible for us to predict which will arise . We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject . These statements are based upon information available to us as of the date made, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information . These statements are inherently uncertain, and you are cautioned not to place undue reliance upon these statements . Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third - party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable . In addition, projections, assumptions and estimates of the future performance of the industry in which we operate, and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy our securities . FORWARD LOOKING STATEMENTS

3 Investment Highlights TIVIC HEALTH: FOUNDED 2016 30,000 Units Sold 2 FDA Clearances + CE Mark Over 2 3 5 18 500 + IPO PEER - REVIEWED PUBLICATIONS REGULATORY CLEARANCES ISSUED PATENTS PATENTS PENDING 4 - AND 5 - STAR PRODUCT REVIEWS NOVEMBER 2021 Growth company in emerging area of noninvasive bioelectronic medicine Strong science backing FDA Approved / CE marked, award - winning product for sinus pain, pressure & congestion Extensible platform with potential applications in migraine and other indications ClearUP is only the first commercial product, demonstrated management's scientific and commercial capabilities, delivering product from founding to launch in 3 years Direct consumer engagement accelerating sales traction Non - invasive bioelectronic platform offers effective therapeutic solutions with high safety profile, low - risk, broad application 44% Quarter - to - quarter growth

4 THE BIG IDEA The body is an electro chemical system. Electrons can be used as medicine. Bioelectronic medicine treats disease by tuning the electrical signals carried along the neural (nerve) pathways. 4 Bioelectronic medicine “represents a multibillion dollar opportunity, … [and has the] potential to become a pillar of medical treatment.” Bioelectronics ‘jump - start the next wave of device therapeutics. October 2019

5 Moving from implants to non - invasive 1960s Pacemakers 2010s Sleep Apnea, Rheumatoid Arthritis 1990s Deep Brain, Spinal Cord 2020s Non - Invasive Bioelectronics • Bioelectronics historically required implanted, invasive technology • Tivic Health has delivered non - invasive ways to tune neural signals • Non - invasive = Shorter development time, lower risk, broader applicability INVASIVE NON - INVASIVE BIOELECTRONICS TRAJECTORY

6 TIVIC HEALTH’S FIRST PLATFORM FOR Non - invasive Nerve Stimulation Programmable Parameters produce varied biological responses for different diseases and conditions Patented Form Factor enables low - level electrical current to penetrate deeply through tissue Proprietary Algorithms detect optimal treatment zones, personalize therapeutic stimulation

7 K182025 CE 704687 DEN200006 ISSUED PATENTS (issued in 2020 & 2021) 5 PATENTS PENDING 18 STRONG INTELLECTUAL PROPERTY THREE REGULATORY CLEARANCES PEER - REVIEWED PUBLICATIONS Open - label study. Continuous reduction in pain and congestion over 4 - weeks of at - home use. Published: Bioelectronic Medicine Double - blind, sham - controlled, randomized trial. Reductions in pain and congestion vs. sham 10 minutes after treatment. Published: International Forum of Allergy & Rhinology ROBUST FOUNDATIONS

8 PRODUCT & PIPELINE Other Potential Use Cases Postoperative Pain following sinus surgery 600,000 FESS (sinus) surgeries annually in US, alternative to opioids Temporomandibular Joint Disorder (TMJ) Tinnitus Trigeminal Neuralgia Otitis Media / Ear Infection Migraine Headache 39M people in US, 1B people w orldwide Approved product in market PRODUCT / PRODUCT LINE THERAPEUTIC AREA DISCOVERY /R&D CLINICAL FEASIBILITY PIVOTAL STUDY REGULATORY CLEARANCE COMMERCIAL DISTRIBUTION CONTENT PARTNERS ClearUP Ʀ Sinus Pain and Congestion npdPP Post - Operative Pain npdMI Migraine Sinus Pain and Congestion (ClearUP) $8B estimated US market, global opportunity (1) Extensible platform (1) Market research study of 600 people with recurring sinus conditions. Company - sponsored research conducted by Research America. PIPELINE

9 Clears congestion, stops sinus pain, non - invasively. ClearUP ® • User glides tip along facial skin around cheek, nose, brow (sinus regions) for 5 minutes, twice daily and as needed • Low - level pulsed current flows from tip, through sinus passages • Launched late 2019, winner of numerous innovation awards • Available through Tier 1 online retailers, average 4+ star ratings • $149 list price FIRST COMMERCIAL PRODUCT IN MARKET Featured on … … and more “ Changed my life! “Unbelievable” “Godsend” “Amazing!”

10 2019 Sinus Pain from allergies 2021 Moderate to Severe Congestion from any cause 50M monthly allergy sufferers. 1 90% experience sinus pain from allergic rhinitis. 2 27% would consider purchase @ $149. 2 = $1.8B US Market 2 200M US adults experience at least monthly. 1 27% would consider purchase @ $149. 2 = $8.0B US Market 2 Large Markets, Significant Growth Opportunity MARKET SIZE CE Mark Secured for International Growth Sinus Pain, Pressure & Congestion from any cause Global problem. Future growth opportunity secured by existing regulatory clearance. ClearUP is indicated for use for temporary relief of sinus pain from allergic rhinitis (US FDA), for temporary relief of moderate to severe congestion (US FDA), and for temporary relief of sinus pain, pressure and congestion (CE Mark). (1) Data from publicly available information that has not been independently verified by the Company. (2) Market research study of 600 people with recurring sinus conditions. Company sponsored research conducted by Research America .

11 Oral & Intranasal Decongestants Antihistamines • Treat itchiness • Not effective for congestion and pain • Headache, sleepiness, fatigue, dry mouth, and sore throat • Insomnia, nervousness, heart palpitations, headache, sweating, nausea, trembling, weakness, rebound Saline Irrigation • Messy / impractical • Not portable • $706M US market OTC Drugs Dominate Sinus Care … but 90% of sufferers interested in treatments that decrease use of drugs 1 (1) Market research study of 600 people with recurring sinus conditions. Company - sponsored research conducted by Research America. COMPETITIVE LANDSCAPE Intranasal Steroids • Powerful drug • Burning, stinging, nose bleeds, headache, nausea, vomiting, diarrhea, sore throat, dizziness, cough

12 82% preferred ClearUP to existing treatments 1 STRONG CONSUMER PREFERENCE • No pills, no sprays, nothing in the nose • No drugs, no significant side effects reported 2 • Use any time, anywhere, whenever and as often as needed (2) Most common side effect: 0.02% reported mild skin irritation in clinical studies and post - market surveillance. (1) Data from a 71 - person double - blind, randomized, controlled clinical study conducted by Stanford Medicine.

13 Maul XA, Borchard NA, Hwang PH, Nayak JV. Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controll ed, double-blinded clinical trial. Int Forum Allergy Rhinol. 2019;9:352 – 356. Fast - acting Double - blind, randomized, sham - controlled trial examined acute response. Reduction in pain and congestion, 10 - minutes after first use. #p = 0.007; *p = 0.008; two - tailed unpaired t - test comparing Sham vs. ClearUP RESULTS PUBLISHED IN CLINICAL: PEER - REVIEWED PUBLICATION Runner - Up Best Clinical Manuscript Effective for 74% of users 10 minutes after use Clinically meaningful reduction in pain and congestion 10 minutes after use.

14 Goldsobel, A.B., Prabhakar, N. & Gurfein, B.T. Prospective trial examining safety and efficacy of microcurrent stimulation fo r t he treatment of sinus pain and congestion. Bioelectron Med 5, 18 (2019) doi:10.1186/s42234 - 019 - 0035 - x #p < 0.01; *p < 0.0001; two - tailed paired t - test comparing pre - treatment vs. post - treatment Continued improvement with regular use CLINICAL: PEER - REVIEWED PUBLICATION 4 - week open - label study showed continued reduction in pain and congestion with daily use; also showed durable effect , relief present at 6 hours after treatment. Continued week - over - week reduction in symptoms ▼ 43.3% Reduction in Pain ▼ 44.3% Reduction in Congestion RESULTS PUBLISHED IN Effective for 88% of users after 4 weeks of use

15 Multiple pathways relieve multiple symptoms 1 . Maul, Ximena A . , et al . "Microcurrent technology for rapid relief of sinus pain : a randomized, placebo-controlled, double-blinded clinical trial . " International forum of allergy & rhinology . Vol . 9 . No . 4 . 2019 . Trigeminal nerve activation mediates pain CLINICAL: MECHANISM OF ACTION Pain Low - level current applied to sensory trigeminal nerves markedly reduces pain 1 2 . Mandel, Yossi, et al . "Vasoconstriction by electrical stimulation : new approach to control of non - compressible hemorrhage . " Scientific reports 3 . 1 (2013) : 1 - 7 . 3 . Franco, O . S . , et al . “Effects of different frequencies of transcutaneous electrical nerve stimulation on venous vascular reactivity . ” Brazilian Journal of Medical and Biological Research 47 . 5 (2014) : 411 - 418 . 4 . Malm, L . “Stimulation of sympathetic nerve fibres to the nose in cats . ” Acta otolaryngologica 75 . 2 - 6 (1973) ; 519 - 526 . 5 . Fischer, Laurent, et al . “Adrenergic and non - adrenergic vasoconstrictor mechanisms in the human nasal mucosa . ” Rhinology 31 . 1 (1993) : 11 - 15 . Congestion Activation of sympathetic nerve fibers promotes rapid release of norepinephrine and vasoconstriction. 2 - 4 Vasoconstriction reduces swelling, increases air flow, and decreases congestion. 5 The mechanism described has been reviewed by the FDA in conjunction with FDA Clearances. The exact mechanism of action for ClearUP has not been definitively proven. Sympathetic nerve activation relieves congestion. Trigeminal nerve activation mediates pain Sympathetic nerve activation relieves congestion.

16 Tried - and - true omnichannel, multi - touchpoint approach DEMAND GENERATION BUILD CREDIBILITY / RETARGETTING 4 - & 5 - star reviews, clinical publications, value - added content (video content, blogs) DRIVE PURCHASE On - site advertising, co - operative marketing, seasonal promotions GENERATE AWARENESS Digital, cable, and CTV video advertising, social media, SEO, content marketing Currently available at … and others Buy Now • Proven model in consumer marketing • Focus for 2022 scaling • Consumer engagement part of our DNA • Contributes to success of both OTC and potential prescription products

17 2023+: Additional Channel Growth Opportunity 2022: Optimize and scale highest margin channels MARKET DEVELOPMENT Early Traction Expedited Development Sept 2016 – Sept 2019 2020 - 2021 2022+ • Optimizing website and D2C channels • Scaling - up advertising to drive sales, capture market share • Expanding social media, content marketing x Tier 1 sales relationships in place x Over 23,000 units sold x 500+ 4 - and 5 - star ratings x 3 years from founding to product sales of FDA - cleared medical device Early traction shows high - growth opportunities in D2C 2023+ 74% of target customers expect to purchase on - line, 65% from manufacturer’s website 1 o Healthcare professional (HCP) referrals o In - store o International (1) Market research study of 600 people with recurring sinus conditions. Company sponsored research conducted by Research America .

18 Twelve Months Ended December 31 (in thousands) FY 2021 FY 2020 Revenues $ 1,166 $ 860 Direct to consumer 691 551 Retail 591 415 Returns & Warranty Reserves (117) (106) Cost of Sales 1,295 1,085 Variable 1,039 737 Fixed 256 348 Gross Profit (Loss) (129) (225) Operating Profit (Loss) (5,632) (3,204) FINANCIALS Operating results 0 200 400 600 800 1000 1200 2019 FY 2020 FY 2021 FY Thousands Annual Revenue • ClearUp revenue increased 44% from Q3 to Q4. • ClearUP revenue increased 36% year over year on 21% increase in unit sales • Fixed cost of sales decreased 26% due to refinement of processes and increase in volume • Variable cost of sales increased 16% in 2021 primarily due to increasing component and shipment costs related to global supply chain issues

19 Common Stock (outstanding at IPO) 9,715,234 Options and warrants 879,899 Fully Diluted Shares 10,595,133 Single class of shares FINANCIALS • $13M cash at the end of 2021 • No debt • IPO November 2021 to broaden investor reach, build consumer engagement and sales infrastructure and broaden product pipeline

20 2022 Directions INVESTING FOR GROWTH Broaden ClearUP market penetration • Upgrade ecommerce infrastructure, online website design and branding • Optimize and expand advertising and public relations • Increase support for social media and digital Improve ClearUP gross margin • Increase % of sales through direct channels • Launch second generation with improved cost structure, lower cost manufacturing • Higher volume absorbing fixed & allocated costs Expand product pipeline • Clinical research to validate migraine and post - operative pain management opportunities • Evaluation of potential merger, acquisition & licensing opportunities Build Tivic as trusted brand for non - invasive bioelectronic medicine

21 Experienced, Execution - oriented Leadership LEADERSHIP TEAM Jennifer Ernst Chief Executive Officer, Co - founder, MBA Built Tivic Health from founding to IPO in 5 years. Took prior company (Thin Film Electronics) from 8 - person R&D team to $480MM market cap in < 5 years, as CEO of US subsidiary. Blake Gurfein Chief Scientific Officer, Ph.D. Neuroscientist, Asst. Prof. of Medicine, UCSF. Pfizer, EMD Serono. Named to 40 under 40, Silicon Valley Business Journal. Four prior neuromodulation products. Veronica Cai Chief Financial Officer, CPA 25 years broad - based public and private company finance and accounting leadership for high - growth medical and life science companies. Prior experience at RefleXion Medical, Catalyst Bioscience, Zogenix . Previously served at Ernst & Young and at the PCAOB. Ryan Sabia Chief Operations Officer Global sales, marketing, and operations for omnichannel and ecommerce growth companies. Background in both health and consumer products. 2021 Female Founders 100 Top 25 Women in Consumer Healthtech.

22 Experienced Board of Directors Dean Zikria Global Strategy, J&J, Pfizer, Allergy/Asthma Chief Commercial Officer, Intuity Medical. Commercial leadership Pfizer, J&J. Healthcare Strategy at Accenture, Deloitte. Growth leadership in Asthma & Allergy. MBA, Rutgers. BS, Biology, Rutgers. Karen Drexler Public Board Member, Compensation Chair, Nominating & Governance Chair Board of ResMed (NYSE: RSMD), OutSet Medical (NASDAQ: OM) and VIDA Diagnostics. Sale of companies to Roche, J&J. MBA, Stanford; BSE Princeton University. Sheryle Bolton Hult Faculty, Board Chair, Audit Committee Chair Experienced public company CEO. International Board Member and serial entrepreneur. Prior leadership of successful neuroscience IPO. Merrill Lynch Capital Markets. MBA, Harvard Business School. INDEPENDENT DIRECTORS

23 Summary TIVIC HEALTH FDA - cleared product in high - growth sector. Established Tier 1 channels growing. Large available market. Clinical validation with leading institutions, peer - reviewed publications. Regulatory clearances for both US and international sales. Robust IP portfolio, recently issued patents. Extensible platform with multiple product opportunities. Growth strategy built for 21 st century. Experienced leadership , with public company growth experience.

24 24 Jennifer Ernst CEO, Tivic Health jennifer.ernst@tivichealth.com